Investments (Net Realized Gains (Losses), Before Taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Investments
Total OTTI	$ (23)	$ (64)	$ (121)
Portion of loss recognized in other comprehensive income	0	0
Net OTTI recognized in earnings	(23)	(64)	(121)
Gross realized losses from sales	(6)	(41)	(50)
Gross realized gains from sales	100	116	165
Net realized gains (losses)	$ 71	$ 11	$ (6)